UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 4, 2010

Blackboard Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50784	52-2081178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Massachusetts Ave NW, Washington, District of Columbia		20001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-463-4860

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 4, 2010, at the Blackboard Inc. (the "Company") Annual Meeting of Stockholders (the "Annual Meeting"), the Company's stockholders approved an amendment to the Company's Amended and Restated 2004 Stock Incentive Plan (as amended, the "2004 Plan") to increase the number of shares authorized for issuance under the 2004 Plan from 10,500,000 to 12,000,000 and to make other specified changes.

A summary of the 2004 Plan, as amended, is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 21, 2010 (the "Proxy Statement"). That summary and the above description of the amendment is qualified in its entirety by reference to the text of the 2004 Plan, which was included as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders elected the persons listed below as Class III directors to serve until the 2013 annual meeting of stockholders, approved an amendment to the 2004 Plan as described in Item 5.02 above, and ratified the selection by the audit committee of the Company’s board of directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The proposals are described in detail in the Proxy Statement. The voting results of the meeting are presented as follows:

Item 1. Election of Class III Directors
Frank Gatti -- FOR: 28,082,901 WITHHELD: 924,776
Beth Kaplan -- FOR: 25,232,095 WITHHELD: 3,774,582
Matthew Pittinsky -- FOR: 27,655,850 WITHHELD: 1,350,827

Item 2. Approval of an Amendment to the Amended and Restated 2004 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan from 10,500,000 to 12,000,000 and other specified changes.
FOR: 19,683,649 AGAINST: 8,888,672 ABSTAIN: 434,356

Item 3. Ratification of Selection of Independent Registered Public Accounting Firm.
FOR: 31,624,875 AGAINST: 448,059 ABSTAIN: 21,837

Item 9.01 Financial Statements and Exhibits.

99.1 (1) Amended and Restated 2004 Stock Incentive Plan, as amended

(1) Incorporated by reference to Appendix A of the Company's Definitive Proxy Statement filed on Schedule 14A on April 21, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blackboard Inc.

June 10, 2010	By:	/s/ Matthew H. Small

Name: Matthew H. Small
Title: Chief Legal Officer